Exhibit 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

SERVICES AGREEMENT

THIS SERVICES AGREEMENT (the “Agreement”), effective as of February 5, 2014 (the “Effective Date”), between NST, LLC (“NST”), a Delaware limited liability company with its principal offices located at 101 Lindenwood Drive, Suite 400, Malvern, Pennsylvania 19355 and Aclaris Therapeutics, Inc. (“ACLARIS”), a Delaware corporation having a place of business at 101 Lindenwood Drive, Suite 400, Malvern, PA 19355 (each a “party”, collectively, the “parties”).

WHEREAS, NST desires to provide certain pharmaceutical development and management services to ACLARIS;

WHEREAS, ACLARIS wishes to retain NST to provide such services;

WHEREAS, NST wishes to provide such services, all subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants contained herein, and intending to be legally bound hereby, the parties hereto do hereby agree as follows:

1.  Scope of Professional Services.

1.1  The purpose of this Agreement is to establish the general terms and conditions applicable to NST’s provision of services to ACLARIS. NST will provide pharmaceutical development and management services (“Services”) and any other services, as may be mutually agreed to by the parties, from time to time. Specifically, NST will provide the services and personnel as set forth in Exhibit A attached hereto and made a part hereof.

1.2  NST shall provide the Services for the Term of this Agreement including any extensions thereof

1.3  NST shall use commercially reasonable efforts to perform the Services for the compensation set forth in Section 3.1 of this Agreement.

2.  Term.

The term of this Agreement shall begin on the Effective Date and shall continue for one (1) year unless terminated prior thereto pursuant to Section 7 of this Agreement (the “Term”). Upon expiration of the initial Term, this Agreement shall automatically extend for additional one (1) year periods unless a party provides the other party with

Confidential

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

prior written notice of its decision not to renew this Agreement sixty (60) calendar days prior to expiration of the initial Term or any subsequent term of this Agreement.

3.  Compensation.

3.1  In consideration of NST providing the Services, ACLARIS shall pay to NST $33,500.00 on a monthly basis (“Service Fee”). During the Term of this Agreement, NST and ACLARIS agree to meet at the end of each calendar quarter to review the Service Fee and to make adjustments, if necessary, as mutually agreed to by the parties in writing. Notwithstanding the foregoing, during the term of this Agreement, Aclaris may offset any payments owed by Aclaris to NST against payments, which are owed by NST to Aclaris for the provision of NST personnel, including consultants, to Aclaris, as more fully described in Exhibit A attached hereto and made a part hereof.

3.2  NST shall submit monthly invoices to ACLARIS. Any sum due NST pursuant to this Agreement shall be due and payable fifteen (15) calendar days after ACLARIS’ receipt of the invoice. All invoices submitted by NST must set forth the following information: (a) a description of and billing amount of work performed; and (b) a record of expenses and receipts therefore by individual (if any). ACLARIS shall be entitled to return incomplete invoices and to return or correct invoices containing errors (identifying all problems or errors in any such invoices) to NST within five (5) business days following ACLARIS’ receipt thereof Should any part of the invoice be in dispute, ACLARIS shall pay the balance of the undisputed amount according to the terms and conditions described herein while said dispute is being resolved. Without prejudice to any other rights it has under this Agreement, NST shall have the right to suspend the provision of the Services to ACLARIS, modify the payment terms to require full payment before providing additional Services or terminate this Agreement in its entirety for breach without the opportunity for cure, if NST has not received payment of an invoice within sixty (60) calendar days after ACLARIS’ receipt of invoice.

3.3  Unless otherwise agreed, ACLARIS shall reimburse NST for all travel expenses, living, hotel and transportation allowances and other normally reimbursable expenses and allowances for any employee or agent of or consultant to NST travelling in connection with the Services, all as reasonably incurred and in accordance with NST generally applicable personnel practices and procedures. ACLARIS will not reimburse NST or any independent contractor or employee of NST for travel time. Notwithstanding

Confidential

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

the foregoing, ACLARIS may directly reimburse the NST employee for such expenses so long as the NST employee provides the requested documentation for such expenses to ACLARIS in accordance with this Section 3.3.

4.  Independent Contractor; Performance.

4.1  Independent Contractor Status. For purposes of this Agreement and all Services to be provided hereunder, NST shall not be considered a partner, co-venturer, agent, employee or representative of ACLARIS, but shall remain in all respects an independent contractor. No officer, director, employee, agent or consultant retained by NST to perform work on ACLARIS’ behalf under this Agreement shall be deemed to be an employee of ACLARIS. Neither party hereto shall have any right or authority to make or undertake any promise, warranty or representation, to execute any contract, or otherwise assume any obligation or responsibility in the name of or on behalf of the other party. NST assumes full responsibility and liability for the payment of any taxes due on money received by NST hereunder. in making payments to NST under this Agreement, ACLARIS will not make any deductions for taxes.

4.2  Manner of Performance by NST. NST shall work with ACLARIS’ personnel to the extent required and, if necessitated by the nature of the Services, ACLARIS will provide reasonable working space and access to ACLARIS’ facilities and equipment as may be reasonably required to carry out the performance of the Services. NST shall make available to ACLARIS, periodically upon request, work products related to the Services and other information as may be reasonably necessary to enable ACLARIS to verify that NST is proceeding in accordance with this Agreement. While at the facilities of ACLARIS, NST shall observe and follow the reasonable work rules, policies and standards of ACLARIS including but not limited to ACLARIS’ rules, policies and standards relating to security of and access to ACLARIS’ facilities, telephone systems, electronic mail systems, computer systems, confidential information and intellectual property.

4.3  Representatives. During the Term, each party shall maintain an individual who shall serve as the respective party’s primary representative under this Agreement. Such party’s representative shall (a) have overall responsibility for managing and coordinating the performance of such party’s obligations under this Agreement and (b) be authorized to act for and on behalf of such party with respect to all matters relating to this Agreement.

Confidential

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

5.  Confidentiality.

5.1  The term “Confidential information” means any and all business and technical information, samples and written and verbal descriptions relating to the business and operations of the parties or the designated products of ACLARIS which are disclosed after the Effective Date of this Agreement.

5.2  The Confidential information is being disclosed by one party to the other party in order for NST to provide the Services hereunder.

5.3  The parties shall not use the Confidential information for any other purpose other than for the purpose of NST providing the Services pursuant to this Agreement.

5.4  All Confidential information disclosed by one party to the other party shall remain the property of the disclosing party and shall not be disclosed by the receiving party to anyone, without the prior written permission of the disclosing party. Such Confidential information shall be promptly returned to the disclosing party within thirty (30) days after a written request by the disclosing party except that the receiving party shall have the right to retain one (1) copy of the disclosing party’s Confidential information so that any continuing obligations to the disclosing party may be determined.

5.5  Confidential information does not include any information which: (a) at the time of disclosure was in the public domain, (b) after disclosure becomes part of the public domain, except through breach of this Agreement by a party, (c) a party can demonstrate by its written records was in its possession prior to the time of disclosure by or on behalf of the disclosing party hereunder, and was not acquired directly or indirectly from the disclosing party, (d) becomes available to a party from a third party which, to the knowledge of the receiving party is not legally prohibited from disclosing such Confidential information, or (e) a party can demonstrate by its written records was developed by or for the receiving party independently of the disclosure of Confidential information by the disclosing party.

6.  Proprietary Rights.

6.1  ACLARIS’ Proprietary Rights. NST agrees that all inventions, data, literary works and other works of authorship, including reports, drawings, charts, graphics and other documentation, works, discoveries, designs, technology and improvements, (whether or not protectable by a patent or a copyright) directly related to the business of ACLARIS, which are conceived of, made, reduced to practice, created, written, designed or developed, authored or made by NST specifically related to the Services provided by NST under this Agreement (“ACLARIS Technology”), shall be the sole and exclusive

Confidential

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

property of ACLARIS. No rights are hereby given to ACLARIS in any inventions conceived and evidenced in an invention record or disclosure, or under any patents or patent applications that NST may own prior to the Effective Date of this Agreement or may subsequently acquire which do not arise out of and are not derived from the performance of the Services under this Agreement. NST hereby irrevocably assigns to ACLARIS any and all rights or interests in the ACLARIS Technology.

6.2  NST’s Proprietary Rights. All of NST’s (a) applications, software programs, software tools, system files, encryption algorithms, file structures, internal program structures, operating system software, computer software languages, utilities and other computer programs, (b) processes, methodologies, procedures and trade secrets, (c) literary works and other works of authorship, including reports, drawings, charts, graphics and other documentation related to the technology described in subsections (a) and (b) above, (d) all materials, options, data, documentation, specifications, technical manuals, user manuals, flow diagrams, file descriptions and other written information that describes the function and use of the technology described in subsections (a) and (b) above, as applicable, in whatever form or media and (e) the tangible media upon which the foregoing are recorded or printed (including any modifications, enhancements or changes thereto and derivative works thereof) (the “NST Technology”) shall be and shall remain the exclusive property of NST or its licensor and ACLARIS shall have no rights or interests in the NST Technology. ACLARIS hereby irrevocably assigns to NST any and all rights or interests in the NST Technology.

7.  Termination.

7.1  If NST materially fails to perform any of its material obligations under this Agreement, ACLARIS shall give NST written notice of such failure. NST shall within thirty (30) business days of receipt of such notice remedy the failure specified therein. in the event NST fails to remedy the failure within such thirty (30) business day period, ACLARIS may give a termination notice to NST and may terminate this Agreement in its entirety; provided, however, that the time to cure a breach shall extend for up to a total of sixty (60) business days from the date on which the notice of breach is received by NST if NST has promptly commenced to cure the breach and continues to use reasonable efforts to cure such breach during the sixty (60) business day period.

7.2  NST shall have the right to terminate this Agreement in its entirety if: (a) ACLARIS fails to pay any amounts payable under this Agreement within sixty (60)calendar days after written notice from NST that such amounts are overdue, (b) ACLARIS fails to perform any of its material non-monetary obligations under this Agreement, and does not cure such default within thirty (30) business days of receipt of

Confidential

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

written notice of default from NST or (c) ACLARIS becomes or is declared insolvent or bankrupt, is the subject of any proceedings relating to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment of all or substantially all of its assets for the benefit of its creditors.

7.3  Either NST or ACLARIS may terminate this Agreement for no reason upon no less than thirty (30) business days’ written notice to the other party. ACLARIS shall pay for all services performed by NST through the effective date of termination (including works-in-progress), plus any noncancellable or nonrefundable expenses, as documented in accordance with Section 3.2 above incurred through the effective date of termination.

8.  Representations and Warranties.

8.1  Mutual.  Each party hereby represents and warrants to the other party that:

(i)  it has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby and thereby;

(ii)  the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate actions on the part of such party;

(iii)  this Agreement has been or will be duly executed and delivered by such party and (assuming the due authorization, execution and delivery hereof by the other party) is a valid and binding obligation of such party, enforceable against it in accordance with its terms; and

(iv)  its entry into this Agreement does not and will not violate or constitute a breach of any of its contractual obligations with third parties.

9.  Indemnification.

9.1  NST indemnification. NST shall indemnify, defend and hold harmless ACLARIS and its affiliates, and its and their directors, officers, employees and agents (each, an “ACLARIS indemnified Party”), from and against any and all losses, damages, liabilities, reasonable attorney fees, court costs, and expenses (collectively “ACLARIS Losses”), resulting or arising from any third-party claims, actions, proceedings, investigations or litigation relating to or arising from or in connection with this Agreement or the Services contemplated herein (including, without limitation, any ACLARIS Losses arising from or in connection with any study, test, product or potential

Confidential

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

product to which this Agreement relates), to the extent such ACLARIS Losses are determined to have resulted from the gross negligence or intentional misconduct of NST or its affiliates.

9.2  ACLARIS indemnification. ACLARIS shall indemnify, defend and hold harmless NST and its affiliates, and its and their directors, officers, employees and agents (each, a “NST indemnified Party”), from and against any and all losses, damages, liabilities, reasonable attorney fees, court costs, and expenses (collectively “NST Losses”), resulting or arising from any actions, proceedings, investigations or litigation relating to or arising from any third party claims, actions, proceedings, investigations or litigation relating to or arising from or in connection with this Agreement or the Services contemplated herein (including, without limitation, any NST Losses arising from or in connection with any study, test, product or potential product, if applicable, to which this Agreement relates), to the extent such NST Losses are determined to have resulted from the gross negligence or intentional misconduct of ACLARIS or its affiliates.

9.3  Indemnification Procedure. The indemnified party shall give the indemnifying party prompt notice of any such claim or lawsuit (including a copy thereof) served upon it and shall fully cooperate with the indemnifying party and its legal representatives in the investigation of any matter the subject of indemnification. The indemnifying party may enter into a settlement agreement with a claimant but shall not admit liability to a claimant without the prior written permission of the indemnified party, which permission shall not be unreasonably withheld.

10.  Debarment and Disqualification. NST represents that neither it, nor any person employed by NST has ever been debarred, disqualified, or banned under any applicable laws and regulations, including, but not limited to, the Generic Drug Enforcement Act of 1992, 21 C.F.R. section 312.70, and 42 C.F.R. part 1001 et seq. or is under investigation by any regulatory authority, including but not limited to the United States Food and Drug Administration, for debarment, disqualification or any similar regulatory action. NST will immediately notify ACLARIS of any disqualification, debarment or other ban or investigation that comes to its attention.

11.  Liability.

11.1  EXCEPT AS EXPRESSLY SET FORTH HEREIN, NST DOES NOT MAKE ANY WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE SERVICES AND EXPRESSLY DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A SPECIFIC PURPOSE.

Confidential

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

11.2  THE ENTIRE LIABILITY OF BOTH PARTIES TO EACH OTHER ARISING FROM OR IN CONNECTION WITH THIS AGREEMENT, HOWEVER CAUSED, REGARDLESS OF THE FORM OF ACTION AND ON ANY THEORY OF LIABILITY, INCLUDING CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER TORT, SHALL BE LIMITED TO DIRECT DAMAGES NOT TO EXCEED IN THE AGGREGATE THE AMOUNT ACTUALLY PAID OR PAYABLE BY ACLARIS TO NST UNDER THIS AGREEMENT.

11.3  In no event shall a party have any liability, regardless of the form of action and on any theory of liability, including contract, strict liability, negligence or other tort, for any loss of interest, profit or revenue, replacement goods, loss of technology, rights or services, loss of data or interruption or loss of use of service or equipment by another party or for any consequential, indirect, incidental, special, punitive or exemplary damages suffered by another party, arising from or related to this Agreement, even if such party has been advised of the possibility of such losses or damages; provided, however, that this Section shall not prevent NST from recovering amounts payable under this Agreement for the provision of the Services.

11.4  ACLARIS shall promptly identify and notify NST of any changes in any law, rule or regulation affecting ACLARIS’ regulatory requirements that may relate to ACLARIS’ use of the Services. The parties shall work together to identify the impact of such changes on how ACLARIS uses and NST delivers, the Services. ACLARIS shall be responsible for any fines and penalties arising from any non-compliance by ACLARIS with any law, rule or regulation relating to ACLARIS’ use of the Services.

12.  Audits.

12.1  NST agrees to maintain records of all Services performed under this Agreement in accordance with the United States Food and Drug Administration’s (“FDA”) or other mutually agreed upon regulatory authority’s archival guidelines. During regular business hours and mutually agreed upon times, ACLARIS may review the records of NST directly relating to the Services performed and expenses incurred to assure compliance with all provisions of this Agreement. Such review must be completed in not more than two (2) business days and shall be offered to ACLARIS by NST one (1) time each calendar year. Subsequent reviews during the same calendar year or such reviews that cannot be completed in two (2) business days will be at ACLARIS’ sole cost and expense, at NST’s then current rates. ACLARIS shall also be provided an invoice for any incidental expenses NST incurs resulting from such review.

Confidential

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

12.2  In the event of an inspection by any governmental or regulatory authority concerning the Services performed hereunder, NST shall notify ACLARIS promptly upon learning of such an inspection, shall supply ACLARIS with copies of any correspondence or portions of correspondence directly relating to ACLARIS’ materials and shall inform ACLARIS of the general findings and outcomes of such inspections as they directly pertain to ACLARIS’ materials. ACLARIS shall reimburse NST for actual time and reasonable expenses incurred by NST in connection with such an audit. NST shall provide ACLARIS with an invoice detailing such time and expenses. Payment of such invoice shall be in accordance with Section 3 herein.

13.  Governing Law and Exclusive Jurisdiction. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania, without regard to its provisions governing conflicts of law. Subject to Section 26 of this Agreement, the Parties agree to submit all disputes arising out of or related to this Agreement to the exclusive jurisdiction of the federal courts and state courts of the Commonwealth of Pennsylvania.

14.  Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and may be given by any of the following methods: (a) personal delivery, (b) facsimile transmission, (c) registered or certified mail, postage prepaid, return receipt requested, or (d) air courier service. Notices shall be sent to the appropriate party at its address or facsimile number given below (or at such other address or facsimile number for such party as shall be specified by notice given hereunder):

If to ACLARIS:

Kamil Ali-Jackson
Aclaris Therapeutics, Inc.
101 Lindenwood Drive
Suite 400
Malvern, PA. 19355
Email: kalijackson@aclaristx.com

If to NST:

Attn:	Douglas Gessl
NST, LLC
101 Lindenwood Drive
Suite 400
Malvern, PA 19355

Confidential

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

Email: dgessl@nexeption.com

15.  Non-Solicitation. INTENTIONALLY OMITTED.

16.  Force Majeure. Neither of the parties hereto shall be liable in damages for any delay or default which is caused by conditions beyond its control, including but not limited to Acts of God, governmental actions or restrictions, including any actions by the United States Food and Drug Administration, continuing domestic or international problems such as war, terrorism or insurrections, strikes, fires, floods, work stoppages, embargoes, unauthorized actions of third parties, equipment, telecommunications, power, or electrical failures, and/or lack of materials; provided, however that any party hereto shall have the right to terminate this Agreement if the other party is unable to fulfill its obligations hereunder within ninety (90) calendar days due to any of the above-mentioned causes.

17.  Severability and Waiver. if any of the terms, provisions, or conditions of this Agreement or the application thereof to any circumstances shall be ruled invalid or unenforceable, the validity or enforceability of the remainder of this Agreement shall not be affected thereby, and each of the other terms, provisions, and conditions of this Agreement shall be valid and enforceable to the fullest extent permitted by law. A waiver or consent regarding any term, provision, or condition of this Agreement given by ACLARIS or NST on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

18.  Successors and Assigns. Neither Party may assign or transfer any of its rights or duties under this Agreement to any third person or entity without the prior written consent of the other Party provided that, the assigning Party may assign, without prior written consent, its rights and obligations under this Agreement to a third party or entity in connection with the sale of all or substantially all of the assets or stock or the merger of either party to or into such third party or entity. All terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties, and their successors and permitted assigns.

19.  Export. Neither party shall export, directly or indirectly, any information acquired under this Agreement or any product utilizing such information to any country for which the government of the United States of America or any agency thereof or any other governmental authority at the time of export requires an export license or other governmental approval without first obtaining such license or approval.

20.  Survival. The terms, provisions, representations, warranties and covenants contained in this Agreement that by their sense and context are intended to survive the performance

Confidential

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

thereof by either party or both parties hereunder shall so survive the completion of performance, expiration or termination of this Agreement.

21.  Entire Agreement and Amendment. This Agreement and attached exhibits constitute the entire agreement between NST and ACLARIS with respect to the Services to be performed hereunder and supercede all prior and/or contemporaneous agreements, representations, negotiations, statements, proposals, and understandings with respect hereto, whether oral, written, or in any other medium, that might exist between the parties with relation to the Services and subject matter hereof. No modification or amendment to any provision of this Agreement shall be binding unless in writing and signed by both NST and ACLARIS.

22.  Paragraph Heading. Paragraph headings are provided for convenience of reference and do not constitute a part of this Agreement.

23.  Counterparts. This Agreement may be executed simultaneously in several counterparts and by facsimile, each of which shall be an original and all of which shall constitute but one and the same instrument. Facsimile signatures shall be treated as original signatures.

24.  Insurance. NST, shall carry, at its expense, insurance coverage in types and amounts commensurate in its industry for the performance of services substantially similar to the Services by similarly sized service providers and as otherwise prudent or required by law, including, but not limited to worker’s compensation, if applicable, and comprehensive general liability. At ACLARIS’ request, NST shall provide to ACLARIS a certificate of insurance evidencing that the required insurance is in force and effect. NST shall give not less than thirty (30) business days’ advance notice, in writing, to ACLARIS of any cancellation, termination or material alteration of such insurance coverages.

25.  Dispute Resolution. in the event of a dispute regarding payment or the performance of Services pursuant to this Agreement (each, a “Dispute”), the parties shall endeavor to negotiate in good faith an agreeable solution. if after ten (10) business days following receipt of a party’s written notification of a Dispute such Dispute has not been resolved, the Dispute shall be brought to the attention of the CEO of each party and such CEO or his/her designee will negotiate in good faith to define and implement a final resolution. The intent of this Section 25 is to encourage the parties to work together to resolve any Dispute without having to rely on arbitration pursuant to Section 26.

26.  Arbitration. The parties shall attempt to amicably resolve any dispute arising out of or relating to this Agreement pursuant to Section 25. in the event that said negotiations

Confidential

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

are not successful, the dispute shall be resolved through binding, confidential arbitration before three (3) arbitrators. Such arbitration shall take place in the Commonwealth of Pennsylvania and shall proceed in accordance with the rules of the American Arbitration Association (“AAA”) and the laws of the Commonwealth of Pennsylvania without regard to the provisions thereof concerning conflict of laws. Within fourteen (14) calendar days of either party making a demand for arbitration, ACLARIS and NST shall each select one (1) arbitrator. A third arbitrator shall be selected by the arbitrators selected by the parties within thirty (30) days of the demand for arbitration. in the event that either party shall fail to appoint its arbitrator, or the two (2) arbitrators selected by the parties fail to appoint the third arbitrator, in either case within the prescribed time period, then either party may apply to the AAA for the appointment of such arbitrator. The determination of a majority of the panel of arbitrators shall be the decision of the arbitrators and shall be binding regardless of whether one of the parties fails or refuses to participate in the arbitration. Each party shall pay for the arbitrator it selects with the cost of the third arbitrator being split equally between the parties. All other costs shall also be split equally between the parties. Either party may enter any arbitration award in any court having jurisdiction or may make application to any such court for a judicial acceptance of the award and order of enforcement, as the case may be. Each party understands and agrees that any use or disclosure of information in violation of this Agreement will cause the disclosing party irreparable harm without an adequate legal remedy and shall therefore entitle the disclosing party to injunctive relief from any court having jurisdiction.

[SIGNATURE PAGE FOLLOWS]

Confidential

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

IN WITNESS WHEREOF, the parties hereto have caused this Services Agreement to be executed as of the Effective Date.

Signed for and on behalf of Aclaris Therapeutics, Inc.:

By:	/s/Neal Walker

Name:	Neal Walker
Title:	President and CEO

Signed for and on behalf of NST, LLC:

By:	/s/Douglas L. Gessl

Name:	Douglas L. Gessl
Title:	COO and CFO

Confidential

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXHIBIT A

FEES AND DESCRIPTION OF PERSONNEL AND SERVICES PROVIDED BY NST TO ACLARIS

•                 Executive Personnel Compensation paid by Aclaris to NST:

(1)                     NST will provide the services of Kelly Copeland (20% time allocation) to Aclaris for [***]/year plus -25% benefits charge for a total monthly cost of [***].

(2)                     NST will provide the services of Steve Tullman to Aclaris for $100,000/year plus ~25% benefits charge for a total monthly cost of $10,400.

(3)                     The total monthly cost payable by Aclaris to NST for the services of Copeland and Tullman

[***]

•                 Administrative Support Staff:

[***]/month (excludes bonuses and Gina)

•                 Total Overhead Charge:

[***]/month which covers utilities, general insurance, office supplies, computer servers, furniture, etc. , but not mobile phone or laptop/desktop computers.

•                 Monthly Amounts Due from Aclaris to NST (thru 6/30/14):

Executive Personnel:	[***] (includes 25% benefits charge)

Administrative Support Staff:	[***]

Overhead Charge:	[***]

Total Due from Aclaris to NST for Services Provided:                   $33,500.00

•                 Executive Personnel Compensation paid by NST to Aclaris:

(1)                     Reimbursement for Christopher Powala (30% time allocation) for a total monthly cost of $9,400

(2)                     Reimbursement for Stuart Shanler (25% time allocation) for a total monthly cost of $7,400

(3)                     Reimbursement for Frank Ruffo (30% time allocation) for a total monthly cost of $7,400

(4)                     The total monthly cost plus ~25% benefits charge to be reimbursed by NST to Aclaris for the services of Powala, Shanler and Ruffo =$24,200.

•                 Monthly Amounts Due from NST to Aclaris (thru 6/30/14):

Executive Personnel:	$24,200.00 (includes 25% benefits charge)

Admin Support:	$3,800.00 (includes 25% benefits charge)

Total Due from NST to Aclaris for Certain Personnel Reimbursement Expenses: $28,000.00

14

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

•                 Net Monthly Amounts Due from Aclaris to NST (thru 6/30/2014):

Monthly Due from Aclaris to NST: $5,500.00

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

FIRST AMENDMENT TO SERVICES AGREEMENT

BETWEEN

NST, LLC

AND

ACLARIS THERAPEUTICS, INC.

This First Amendment to the Services Agreement (“First Amendment”) made and entered into this 19th day of December 2014 (“Effective Date”), by and between NST, LLC (“NST”) and ACLARIS THERAPEUTICS, INC. (“Aclaris”).

WHEREAS, NST provides certain management services to Aclaris pursuant to that certain Services Agreement dated February 5, 2014 (“Services Agreement”),the services being more specifically described therein; and

WHEREAS, NST and Aclaris wish to amend the Services Agreement as follows;

NOW, THEREFORE, in consideration of and the agreement of each other, NST and Aclaris agree that the Services Agreement shall be and the same is hereby amended as follows:

1.             Incorporation of Recitals.  The recitals set forth above, the Services Agreement referred to therein and the exhibits attached hereto are hereby incorporated herein by reference as if set forth in full in the body of this First Amendment.  Capitalized terms not otherwise defined herein shall have the meanings given to them in the Services Agreement.

2.             Assignment of Services Agreement from NST, LLC to NST Consulting, LLC.  Pursuant to paragraph 18 of the Services Agreement, NST, LLC, with the prior written consent of Aclaris, hereby assigns all interests, rights, duties, and obligations under the Services Agreement to NST Consulting, LLC.  Accordingly, all references to NST, LLC in the Services Agreement shall be deleted and replaced by the words “NST Consulting, LLC”.  The parties further agree that NST Consulting, LLC, as of the Effective Date of this Amendment, shall be the party solely responsible for providing all Services as set forth in the Services Agreement to Aclaris.

3.             Exhibit A. Exhibit A is deleted in its entirety and replaced with the new Exhibit A attached hereto.

4.             Binding Effect.  Except as expressly amended hereby, the Services Agreement remains in full force and effect in accordance with its terms.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

IN WITNESS WHEREOF, NST and Aclaris have duly executed this First Amendment on the date first above written.

NST, LLC		ACLARIS THERAPEUTICS, INC.

By:	/s/ Douglas Gessl	By:	/s/ Neal Walker
Name:	Douglas Gessl	Name:	Neal Walker
Title:	COO & CFO	Title:	President and CEO

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXHIBIT A - AMENDED

FEES AND DESCRIPTION OF PERSONNEL AND SERVICES PROVIDED BY NST TO ACLARIS

•                  Executive Personnel Compensation paid by Aclaris to NST:

NST will provide the services of Kelly Copeland (20% time allocation) and Steve Tullman (25% time allocation) for a total monthly cost of [***] (includes benefits charge, excludes bonuses).

•                  Administrative Support Staff:

[***]/month (includes benefits charge, excludes bonuses and Gina Reed)

•                  Total Overhead Charge:

[***]/month which covers utilities, general insurance, office supplies, computer servers, furniture, etc., but not mobile phone or laptop/desktop computers.

•                  Monthly Amounts Due from Aclaris to NST:

Executive Personnel:	[***]

Administrative Support Staff:	[***]

Overhead Charge:	[***]

Total Due from Aclaris to NST for Services Provided:   $34,880.00

•                  Executive Personnel Compensation paid by NST to Aclaris:

(1)         Reimbursement for Christopher Powala (30% time allocation), Stuart Shanler (25% time  allocation) and Frank Ruffo (30% time allocation) including a ~25% benefits = $24,540.

(2)         Bonuses are a pass-through via Alexar Therapeutics, Inc.

•                  Monthly Amounts Due from NST to Aclaris:

Executive Personnel:	$24,540.00

Admin Support:	$ 3,020.00 (incl. ~25% benefits charge, excludes pass through bonus)

Total Due from NST to Aclaris for Certain Personnel Reimbursement Expenses:  $27,560.00

•                  Net Monthly Amounts Due from Aclaris to NST (excluding rent):

Monthly Due from Aclaris to NST:     $7,320.00

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

SECOND AMENDMENT TO SERVICES AGREEMENT

BETWEEN

NST CONSULTING, LLC

AND

ACLARIS THERAPEUTICS, INC.

This Second Amendment to the Services Agreement (“ First Amendment” ) made and entered into this 11th day of August 2015 and effective as of April 1, 2015 (“ Effective Date” ), by and between NST CONSULTING, LLC (“NST”) and ACLARIS THERAPEUTICS, INC. (“Aclaris” ).

WHEREAS, NST provides certain management services to Aclaris pursuant to that certain Services Agreement dated February 5, 2014 (“ Services Agreement” ), as amended by the First Amendment dated December 19, 2014 and effective January 1, 2015, the services being more specifically described therein; and

WHEREAS, NST and Aclaris wish to further amend the Services Agreement as follows;

NOW, THEREFORE, in consideration of and the agreement of each other, NST and Aclaris agree that the Services Agreement shall be and the same is hereby amended as follows:

5.             Incorporation of Recitals.  The recitals set forth above, the Services Agreement referred to therein and the exhibits attached hereto are hereby incorporated herein by reference as if set forth in full in the body of this First Amendment.  Capitalized terms not otherwise defined herein shall have the meanings given to them in the Services Agreement.

6.             Paragraph 1.2 of the Services Agreement is deleted in its entirety and replaced with the following new paragraph:

“1.2 NST shall provide the Services for the Term of this Agreement including any extensions thereof.  Notwithstanding the foregoing, NST, with prior written notice to Aclaris, may use its affiliates, including without limitation, NST, LLC, to provide Services to Aclaris, as NST may deem necessary.  In such event, NST shall remain responsible for the quality of its affiliates’ performance of such Services.”

7.             Exhibit A. Exhibit A is deleted in its entirety and replaced with the new Exhibit A attached hereto.

8.             Binding Effect.  Except as expressly amended hereby, the Services Agreement remains in full force and effect in accordance with its terms.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

IN WITNESS WHEREOF, NST and Aclaris have duly executed this Second Amendment on the date first above written.

NST CONSULTING, LLC		ACLARIS THERAPEUTICS, INC.

By:	/s/ Steve Tullman	By:	/s/ Neal Walker
Name:	Steve Tullman	Name:	Neal Walker
Title:	Managing Member	Title:	President and CEO

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXHIBIT A to Second Amendment to NST Services Agreement
(effective April 1, 2015)

FEES AND DESCRIPTION OF PERSONNEL AND SERVICES PROVIDED BY NST TO ACLARIS

•                  Executive Personnel Compensation paid by Aclaris to NST:

NST will provide the services of Kelly Copeland (33.33% time allocation) and Steve Tullman (25% time allocation) for a total monthly cost of [***] (includes benefits charge, excludes bonuses).

•                  Administrative Support Staff:

[***]/month (includes benefits charge, excludes bonuses and Gina Reed)

•                  Total Overhead Charge:

[***]/month which covers utilities, general insurance, office supplies, computer servers, furniture, etc., but not mobile phone or laptop/desktop computers.

•                  Monthly Amounts Due from Aclaris to NST:

Executive Personnel:	[***]

Administrative Support Staff:	[***]

Overhead Charge:	[***]

Total Due from Aclaris to NST for Services Provided:   $37,990.00

•                  Executive Personnel Compensation paid by NST to Aclaris:

(1)         Reimbursement for Christopher Powala (30% time allocation), Stuart Shanler (25% time allocation), Frank Ruffo (30% time allocation) and Kamil Ali-Jackson (35% time allocation) including a ~25% benefits = $34,780.

(2)         Bonuses are a pass-through via Alexar Therapeutics, Inc.

•                  Monthly Amounts Due from NST to Aclaris:

Executive Personnel:	$34,780.00

Admin Support:	$3,020.00 (incl. ~25% benefits charge, excludes pass through bonus)

Total Due from NST to Aclaris for Certain Personnel Reimbursement Expenses:  $37,800.00

•                  Net Monthly Amounts Due from Aclaris to NST (excluding rent):

Monthly Due from Aclaris to NST:   $190.00

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.